POWER OF ATTORNEY

Know all by these presents,that
the undersigned hereby constitutes
and appoints each of Elizabeth Giddens,
Julie Warnock, and David Taylor,
or each of them acting individually,
the undersigned's true and lawful
attorney-in-fact to:

(1) execute for and on behalf of
the undersigned Forms 3, 4, and 5
with respect to the securities
of Stewart Information Services
Corporation (the "Company")in
accordance with Section 16(a) of
the Securities and Exchange Act
of 1934 and the rules thereunder;

(2) do and perform any and all
acts for and on behalf of the
undersigned which may be
necessary or desirable to
complete and execute any such
Form ID application or Form 3, 4,
or 5, complete and execute any
amendment or amendments thereto,
and timely file such forms with
the United States Securities and
Exchange Commission and any stock
exchange or similar authority; and

(3) take any other action of any
type whatsoever in connection with
the foregoing which, in the opinion
of such attorney-in-fact, may be
of benefit to, in the best interest
of, or legally required by, the
undersigned, it being understood
that the documents executed by such
attorney-in-fact on behalf of the
undersigned pursuant to this Power
of Attorney shall be in such form
and shall contain such terms and
conditions as such attorney-in-fact
may approve in such attorney-in-
fact's discretion.

The undersigned hereby grants to
each such attorney-in-fact full
power and authority to do and
perform any and every act and
thing whatsoever requisite,
necessary, or proper to be done in
the exercise of any of the rights
and powers herein granted, as fully
to all intents and purposes as the
undersigned might or could do if
personally present, with full
power of substitution or revocation,
hereby ratifying and confirming all
that such attorney-in-fact, or such
attorney-in-fact's substitute or
substitutes, shall lawfully do or
cause to be done by virtue of this
power of attorney and the rights
and powers herein granted.  The
undersigned acknowledges that the
foregoing attorneys-in-fact, in
serving in such capacity at the
request of the undersigned, are
not assuming, nor is the Company
assuming, any of the undersigned's
responsibilities to comply with
Section 16 of the Securities
Exchange Act of 1934, as amended.

This Power of Attorney shall
remain in full force and effect
until the undersigned is no longer
required to file Forms 3, 4, and 5
with respect to the undersigned's
holdings of and transactions in
securities issued by the Company,
unless earlier revoked by the
undersigned in a signed writing
delivered to the foregoing attorneys-
in-fact.

IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney to
be executed this 30th day of July
2021.

/s/ Helen Vaid